POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY
                      GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/ Thomas J. Wilson, II
     Director and President and
       Chief Executive Officer

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY
                      GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/ Michael J. Velotta
     Director and Vice President, Secretary and
       General Counsel

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/ Kevin R. Slawin
     Vice President

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/  Samuel H. Pilch
      Controller
(Principal Accounting Officer)

                                POWER OF ATTORNEY

                           GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/  Casey J. Sylla
      Chief Investment Officer

                                POWER OF ATTORNEY

                           GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/  Steven C. Verney
     Director

                                POWER OF ATTORNEY

                           GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/ J. Kevin McCarthy
     Director

                                POWER OF ATTORNEY

                           GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/ John C. Lounds
     Director

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY
                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/  Marla G. Friedman
     Vice President and Director

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY
              GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT



     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Multi-Manager Variable Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 3, 2000




/s/ Margaret G. Dyer
     Director